Exhibit 10.4
2007 STOCK INCENTIVE PLAN
OF
SPECIALTY UNDERWRITERS’ ALLIANCE, INC.
RESTRICTED STOCK AGREEMENT
This confirms that on ___, 20___ (the “Award Date”), ___ (the “Recipient”) was granted a restricted stock award with respect to 3,000 shares (the “Shares”) of the common stock of Specialty Underwriters’ Alliance, Inc. (the “Company”), pursuant to the terms of the 2007 Stock Incentive Plan of Specialty Underwriters’ Alliance, Inc. (the “Plan”) (which terms are hereby incorporated by reference).
The Shares are fully vested as of the Award Date, and are subject only to any applicable restrictions or conditions under the requirements of the stock exchange upon which the Shares or shares of the same class are listed, and under any securities law applicable to the Shares.
WITNESS the signature of the Company’s duly authorized officer as of the date first written above. By countersigning below, the Recipient acknowledges receipt of this agreement and the Shares.

SPECIALTY UNDERWRITERS’ ALLIANCE, INC.
By:

Acknowledged:

[Name of Recipient]

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